SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2011 (December 27, 2011)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01.  Other Events.

On December 27, 2011, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Partial Tender Offer for its 7 3/8% Senior Notes due 2012 and newly proposed Term Loan Refinancing.”  The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(d )          Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	A press release dated December 27, 2011, titled “Steel Dynamics Announces Partial Tender Offer for its 7 3/8% Senior Notes due 2012 and newly proposed Term Loan Refinancing.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: December 29, 2011	By:	Theresa E. Wagler
	Title:	Chief Financial Officer